Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions. Exhibit 10.4 Digitally signed by Sabrina J. Mcintyre-S Date: 2021.06.10 10:50:28-04’00’ AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 3 2. AMENDMENT/MODIFICATION NO. P00010 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPR-BARDA 7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02 ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201 ASPR-BARDA 330 Independence Ave., S.W. Rm G640 Washington DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (x) 9A. AMENDMENT OF SOLICITATION NO. EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. EMERGENT PRODUCT DEVELOPMENT GAITHE 300 PROFESSIONAL DR# 100 GAITHERSBURG MD 208793419 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHS0100201600030C 10B. DATED (SEE ITEM 13) CODE 1365869 FACILITY CODE 09/30/2016 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) FAR 43.103(a) Mutual Agreement of the Parties E. IMPORTANT: Contractor is not, is required to sign this document and return ________ copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: [**] DUNS Number: [**] The purpose of this modification is to modify ARTICLES B.2 BASE PERIOD, B.3 OPTION PRICES, F.3 DELIVERIES, G.1 CONTRACTING OFFICER, and G.4. INVOICE SUBMISSION. Funds Obligated Prior to this Modification: $722,692,203 Funds Obligated with Mod #10: $ 0 Total Funds Obligated to Date: $277,692,203 Expiration Date: May 31, 2025 (Changed) FOB: Destination Continued … Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print). Kelly Warfield VP, Vaccines R&D 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) SABRINA J. MCINTYRE 15B. CONTRACTOR/OFFEROR /s/ Kelly Warfield (Signature of person authorized to sign) 15C. DATE SIGNED Jun 10, 2021 16B. UNITED STATES OF AMERICA Sabrina J. Mcintyre -S (Signature of Contracting Officer) 16C. DATE SIGNED Previous edition unusable STANDARD FORM 30 (Rev. 11/2016) Electronically signed by: Kelly Warfield Reason: I approve this document Date: June 10, 2021 09:09 EDT’

Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201600030C/P00010 PAGE OF 2 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869 ITEM No. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) Period of Performance: 09/30/2012 to 05/31/2025 Change Item 1 to read as follows (amount shown is the obligated amount): 1 CLIN 0001 and CLIN 0002 for Licensure, Approval, and Clearance or Product through the FDA/Initial Purchase, Storage, and Delivery of Product Accounting Info: 2016.1990007.26201 Appr. Yr.: 2016 CAN: 1990007 Object Class: 26201 Funded: $0.00 Change Item 5 to read as follows(amount shown is the obligated amount): 0.00 5 CLIN 0012 [**] Accounting Info: 2018.199TWNP.25106 Appr. Yr.: 2018 CAN: 199TWNP Object Class: 25106 Funded: $0.00 0.00 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

HHSO100201600030C P00010 Page 4 of 4 The purpose of this modification is to modify ARTICLES B.2 BASE PERIOD, B.3 OPTION PRICES, F.3 DELIVERIES, G.1 CONTRACTING OFFICER, and G.4. INVOICE SUBMISSION. ARTICLE B.2. BASE PERIOD are hereby modified as follows: CLIN Period of Performance Supplies/Services Total Est. Cost Fixed Fee 7% Total Cost Plus Fixed Fee COST REIMBURSEMENT 0001 (Funded) 09/30/2016 - 05/31/2025 Licensure, approval, and clearance of product through the FDA [**] [**] [**] ARTICLE B.3. OPTION PRICES are hereby modified as follows: CLIN Period of Performance Supplies/Services Total Est. Cost Fixed Fee 7% Total Cost Plus Fixed Fee COST REIMBURSEMENT 0012 (Funded) 09/29/2018 – 05/31/2025 [**] [**] [**] [**] ARTICLE F.3. DELIVERIES is hereby modified as follows: Email Addresses: CO – [**] COR – [**] ARTICLE G.1. CONTRACTING OFFICER is hereby modified as follows: The following Contracting Officer (CO) will represent the Government for the purpose of this contract: [**] HHS/OS/ASPR/BARDA 200 C St. SW O’Neill House Office Building Washington, DC 20515 [**] ARTICLE G.4. INVOICE SUBMISSION is hereby modified as follows: g. Invoices shall be delivered electronically to the Contracting Officer (CO), the Contracting Officer’s Representative (COR), PSC, and e-Room electronically. Unless otherwise specified by the Contracting Officer, all deliverables, invoices, and reports furnished to the Government under the resultant contract shall be addressed as follows: Jill Johnson Contracting Officer HHS/ASPR/BARDA 200 C Street, S.W. Washington, DC 20024 Email: [**] Adam Clark Contracting Officer Representative HHS/ASPR/BARDA 200 C Street, S.W. Washington, DC 20024 Email: [**] Email invoices to: PSC lnvoices@psc.hhs.gov e-Room All other terms and conditions of this contract remain unchanged. End of Modification #10